UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 23, 2007

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

(a)           On October 23, 2007, Cephalon, Inc. (the “Company”) announced positive results from a Phase 3 clinical trial of TREANDA® (bendamustine HCl) in patients with indolent non-Hodgkin’s lymphoma (NHL) whose cancer is no longer responsive to treatment with rituximab. The Company hereby incorporates by reference the press release dated October 23, 2007, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

(b)           On November 1, 2007, the Company announced that Valli F. Baldassano, Esq., had been appointed to the new position of Executive Vice President and Chief Compliance Officer. The Company hereby incorporates by reference the press release dated November 1, 2007, attached hereto as Exhibit 99.2, and made a part of this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

None

(b)           Pro forma Financial Information.

None

(c)           Exhibits.

Exhibit No.	Description of Document
99.1	Press Release dated October 23, 2007
99.2	Press Release dated November 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: November 1, 2007	By:	/s/ John E. Osborn
John E. Osborn
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated October 23, 2007
99.2	Press Release dated November 1, 2007